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                                                           EXHIBIT INDEX

4.28     Form of Contract Data Pages (form 240343-EDP)
4.31     Form of Contract Data Pages- RVSL (form 273954DPINN)
4.32     Form of Contract Data Pages- AEL (form 273954DPINN)
5.3      Form of Variable Annuity Application - Innovations (form 240195)
5.4      Form of Variable Annuity Application - EG New Solutions (form 240196)
5.5      Form of Variable Annuity Application - New Solutions (form 270238)
5.6      Form of Variable Annuity Application - EG New Solutions (form 271847)
5.7      Form of Variable Annuity Application - Innovations (form 271848)
5.8      Form of Variable Annuity Application - EG Essential (form 271852)
5.9      Form of Variable Annuity Application - Innovations Classic
         (form 272226)
5.10     Form of Variable Annuity Application - Innovations (form 272648)
5.11     Form of Variable Annuity Application - EG New Solutions (form 272649)
5.12     Form of Variable Annuity Application - EG Essential (form 272650)
5.13     Form of Variable Annuity Application - Innovations Classic
         (form 272651)
5.14     Form of Variable Annuity Application - WF Advantage Select et al
         (form 272880)
5.15     Form of Variable Annuity Application - Innovations Select (form 272885)
5.16     Form of Variable Annuity Application - EG New Solutions Select
         (form 272886)
5.17     Form of Variable Annuity Application - Innovations Classic Select
         (form 272888)
5.18     Form of Variable Annuity Application - Endeavor Select (form 273400)
5.19     Form of Variable Annuity Application - WF Advantage Select et al
         (form 273632)
5.20     Form of Variable Annuity Application - Innovations Select (form 273635)
5.21     Form of Variable Annuity Application - EG New Solutions Select
         (form 273637)
5.22     Form of Variable Annuity Application - Innovations Classic Select
         (form 273638)
5.23     Form of Variable Annuity Application - Endeavor Select (form 273640)
5.24 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969)
5.25 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969)
5.26     Form of Variable Annuity Application - Innovations Select - RVSL
         (form 273971)
5.27     Form of Variable Annuity Application - Innovations Select - AEL
         (form 273971)
5.28 Form of Variable Annuity Application - Innovations Classic Select - RVSL (form 273972)
5.29     Form of Variable Annuity Application - Innovations Classic Select -
         AEL (form 273972)
5.30 Form of Variable Annuity Application - Endeavor Select et al - RVSL (form 273973)
5.31 Form of Variable Annuity Application - Endeavor Select et al - AEL (form 273973)
8.10 Copy of Fund Participation Agreement dated November 29, 2006 by and among STI Classic Variable Trust and American Enterprise Life Insurance Company
9.       Opinion of Counsel and Consent
10.1 Consent of Independent Registered Public Accounting Firm for RiverSource Innovations(SM) Classic Variable Annuity
10.2 Consent of Independent Registered Public Accounting Firm for RiverSource Innovations(SM) Classic Select Variable Annuity
10.3 Consent of Independent Registered Public Accounting Firm for RiverSource Innovations(SM) Variable Annuity
10.4 Consent of Independent Registered Public Accounting Firm for RiverSource Innovations(SM) Select Classic Select Variable Annuity
10.5 Consent of Independent Registered Public Accounting Firm for RiverSource Endeavor Select(SM) Variable Annuity
10.6 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity
10.7 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity
10.8 Consent of Independent Registered Public Accounting Firm for Evergreen Essential(SM) Variable Annuity
10.9 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Select Variable Annuity
10.10 Consent of Independent Registered Public Accounting Firm for RiverSource New Solutions(SM) Classic Variable Annuity
13.1     Power of Attorney for RiverSource Life Insurance Company dated Jan.
         2, 2007